Scout Investments

Scout Unconstrained Bond Fund

Supplement dated February 3, 2015 to the Prospectus dated October 31, 2014

The purpose of this supplement is to update the Prospectus to reflect the addition of a breakpoint in the investment advisory fee for the Scout Unconstrained Bond Fund (the “Fund”).  Accordingly, the following change is made to the Prospectus:

The second to last sentence of the third paragraph under the “Investment Advisor” sub-section of the “Investment Advisor and Portfolio Managers” section on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

The Scout Unconstrained Bond Fund pays the Advisor an advisory fee at the annual rate of 0.60% on the first $3 billion of the Fund’s average daily net assets and 0.55% on the average daily net assets over $3 billion.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments

Scout Investments

Scout Unconstrained Bond Fund

Supplement dated February 3, 2015 to the Statement of Additional Information (“SAI”) dated October 31, 2014

The purpose of this supplement is to update the SAI to reflect the addition of a breakpoint in the investment advisory fee for the Scout Unconstrained Bond Fund (the “Fund”).  Accordingly, the following change is made to the SAI:

The information regarding the Fund’s investment advisory fee in the chart on page 123 of the SAI in the “Investment Advisor” section is deleted in its entirety and replaced with the following:

Fund	Annual Rate of Fee on First $3 Billion of Average Daily Net Assets	Annual Rate of Fee on Average Daily Net Assets Over $3 Billion
Scout Unconstrained Bond Fund*	0.60%	0.55%

*
The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2015 for the Scout Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% of the average daily net assets of the Institutional Class shares and 0.80% of the average daily net assets of the Class Y shares.  After its expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangement.  Under the expense limitation agreement described above, if Total Annual Fund Operating Expenses would fall below the current expense limit, the Advisor may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.

You should keep this Supplement for future reference.  Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.

Scout Investments